Neuberger Berman Alternative and Multi-Asset Class Funds

CLASS A, CLASS C AND INSTITUTIONAL CLASS

Neuberger Berman Flexible Select Fund
Class A—NFLAX
Class C—NFLCX
Institutional Class—NFLIX

Prospectus May 13, 2013

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ALTERNATIVE AND MULTI-ASSET CLASS FUNDS

Fund Summary
Neuberger Berman Flexible Select Fund	2
Descriptions of Certain Practices and Security Types	9
Additional Information about Principal Investment Risks	9
Information about Additional Risks	14
Management of the Fund	14
Financial Highlights	15
Your Investment
Choosing a Share Class	16
Maintaining Your Account	17
Share Prices	22
Privileges and Services	23
Sales Charges	23
Sales Charge Reductions and Waivers	24
Distributions and Taxes	26
Grandfathered Investors	28
Buying Shares – Grandfathered Investors	30
Selling Shares – Grandfathered Investors	31
Market Timing Policy	32
Portfolio Holdings Policy	32
Fund Structure	32

Fund Summary
Neuberger Berman Flexible Select Fund
Class A Shares (NFLAX), Class C Shares (NFLCX), Institutional Class Shares (NFLIX)

GOAL

The Fund seeks long-term growth of capital while working to minimize downside volatility.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 24 in the Fund’s prospectus and in “ Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.86	0.86	0.75
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.53	0.53	0.53
Acquired fund fees and expenses2	0.05	0.05	0.05
Total annual operating expenses	1.69	2.44	1.33
Fee waiver and/or expense reimbursement	0.45	0.45	0.45
Total annual operating expenses after fee waiver and/or expense reimbursement3	1.24	1.99	0.88

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years
Class A	$694	$946
Class C (assuming redemption)	$302	$624
Class C (assuming no redemption)	$202	$624
Institutional Class	$90	$281

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2	“Other expenses” and “Acquired fund fees and expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.

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Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.21%, 1.96% and 0.85% of average net assets, respectively. Each of these undertakings lasts until 10/31/2016 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21%, 1.96% and 0.85% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. In addition, for any assets that the Fund invests in an affiliated Underlying Fund (as defined below), NBM has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking lasts until 10/31/2016. This undertaking may not be terminated during its term without the consent of the Board of Trustees.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests in the equity and fixed income asset classes as well as cash or cash equivalents, such as money market funds. The Fund normally expects to invest 50-90% of its assets in the equity asset class but may allocate without limitation to any asset class. The allocation to the equity asset class is achieved by investing directly in equity securities. The allocation to the fixed income asset class is achieved by investing in the Neuberger Berman Core Bond Fund (the “Underlying Fund”). Any amount not allocated to the equity or fixed income asset classes is allocated to cash, unaffiliated money market funds, or cash equivalent securities.

In selecting the Fund’s equity securities, the Portfolio Manager invests in the equity security positions chosen by a select group of Neuberger Berman portfolio managers (the “Underlying Managers”), purchasing each Underlying Manager’s largest equity positions, subject to certain exceptions. The Fund also seeks to replicate each Underlying Manager’s principal asset allocation decisions by adjusting the proportion of the Fund allocated to the equity and fixed income asset classes and cash based on the asset allocations of the Underlying Managers. Accordingly, the proportion of the Fund allocated to the equity and fixed income asset classes and cash will vary over time based upon the asset allocations of the Underlying Managers.

The Portfolio Manager, with the support of an internal investment committee led by the Portfolio Manager (the “Investment Committee”), is responsible for selecting and monitoring the Underlying Managers. Factors for selection of an Underlying Manager include, but are not limited to, performance track record, breadth and depth of team, consistency of investment process, risk discipline, and diversification. Underlying Managers can be changed due to factors including, but not limited to, key personnel changes, significant investment strategy changes or the strategy is no longer used.

The Portfolio Manager, with the support of the Investment Committee, is also responsible for determining the amount of Fund assets to allocate to each Underlying Manager’s investment strategy. The amount of Fund assets allocated to each Underlying Manager’s investment strategy is determined by a proprietary risk management model that attempts to minimize downside volatility. The model examines the historical performance of the Underlying Managers during months in which the Russell 3000 Index had a negative return. Allocation preference is given to the strategies of Underlying Managers with historically lower downside volatility in these months. Those strategies will receive larger allocations of Fund assets. The Portfolio Manager believes that such allocations can reduce downside volatility for the overall portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

About the Underlying Managers

Each of the Underlying Managers employs a fundamental approach when making investment decisions. They utilize bottom-up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders

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over the long term. The Underlying Managers may invest in domestic and foreign securities of any market capitalization, including those in emerging markets, and may emphasize any sector or industry. While the Underlying Managers invest mainly in equity securities, which may include common stock, preferred stock, REITs and convertible preferred stock, they also employ tactical allocations to the fixed income asset class and cash in an effort to manage risk.

About the Underlying Fund

The Underlying Fund normally invests primarily in a diversified mix of investment grade fixed rate and floating rate debt securities. The Underlying Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Underlying Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; and mortgage-backed securities and other asset-backed securities. Securities in which the Underlying Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Underlying Fund may also engage in when-issued and delayed-delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Underlying Fund to purchase securities that will be issued at a later date. All of the debt securities in which the Underlying Fund invests normally are, at the time of investment, investment grade. The Underlying Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets. The Underlying Fund normally seeks to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays U.S. Aggregate Bond Index.

This Prospectus is not an offer to sell shares of the Underlying Fund. Shares of the Underlying Fund are sold only through its currently effective prospectus. For more information about the Underlying Fund, please see its prospectus, which is available at www.nb.com.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on the Underlying Managers’ success in selecting and allocating securities for their respective strategies and the Portfolio Manager’s success in allocating fund assets to each Underlying Manager’s investment strategies, as well as what happens in the equity, fixed income and cash markets. The markets’ behavior are unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Portfolio Manager’s allocation decisions among the Underlying Managers’ investment strategies and each Underlying Manager’s portfolio selection. There can be no guarantee that the Portfolio Manager will be successful in his attempts to minimize the downside volatility of the Fund.

Because the Fund represents an aggregation of ideas from a number of different Underlying Managers operating largely independently of one another, the Fund may often be widely diversified across different aspects of the equity markets. At other times, depending on the consistency and strength of market indicators and the Underlying Managers’ conviction about the value of those indicators, the Fund may be more focused in certain segments of the market, such as small-, mid- or large-cap stocks, stocks generally classified as value, growth or core, particular sectors of the economy, or foreign or domestic markets.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance, which, unless otherwise noted, include those that may directly or indirectly affect the Fund through its investments in the Underlying Fund and other investment companies:

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Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Asset Allocation Risk. If the Fund favors exposure to an asset class during a period when that asset class underperforms other asset classes, performance may suffer.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Other Investment Company Risk and Risks of Investing in the Underlying Fund. The Fund intends to invest in other investment companies, including the Underlying Fund. The investment performance of the Fund is directly related to the investment performance of the investment companies in which it invests and the allocations among those investment companies. The Fund is exposed to the same principal risks as the investment companies in which it invests as well as to the investment companies’ expenses in direct proportion to the allocation of its assets to such investment companies, which could result in the duplication of certain fees, including the administration fee in the case of the Underlying Fund. Also, an investor in the Fund may receive taxable gains from portfolio transactions by such other investment company, as well as taxable gains from transactions by the Fund in shares of the investment company.

NBM is the investment manager for both the Fund and the funds in the Neuberger Berman fund family, including the Underlying Fund, and may be deemed to have a conflict of interest in determining the allocation of the Fund to the funds in the Neuberger Berman fund family.

The Fund intends to invest in the Underlying Fund, which invests in fixed income securities and is subject to the following additional risks, in addition to other risks.

Interest Rate Risk. The Underlying Fund’s total return and share price will fluctuate in response to changes in interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the direction opposite to movements in interest rates. In general, the longer the maturity or duration of a fixed income security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Underlying Fund’s sensitivity to interest rate risk will increase with any increase in the Underlying Fund’s overall

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duration. An increase in interest rates can impact other markets as well. For example, because many investors buy stocks with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years.

Prepayment and Extension Risk. The Underlying Fund’s performance could be affected if unexpected interest rate trends cause the Underlying Fund’s mortgage- or asset-backed securities to be paid off earlier or later than expected, shortening or lengthening their duration. An increase in market interest rates would likely extend the effective duration of mortgage-backed securities, thereby magnifying the effect of the rate increase on the securities’ price.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Underlying Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Underlying Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although the Underlying Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Underlying Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

When-Issued and Delayed-Delivery Securities Risk. When-issued and delayed-delivery securities can have a leverage-like effect on the Underlying Fund, which can increase fluctuations in the Underlying Fund’s share price; may cause the Underlying Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that a counterparty may fail to complete the sale of the security, in which case the Underlying Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Underlying Fund is carrying them.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenominations; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective and the Underlying Managers in pursuit of their objectives. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets, as well as any investment models used by the Underlying Managers. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic correlation and

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volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. In addition, the Fund's performance may vary from the performance of the Underlying Managers due to factors such as transaction costs and timing differences associated with additions to and deletions from the Fund's portfolio and each Underlying Manager's portfolio.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

PERFORMANCE

Performance history will be available for the Fund after the Fund has been in operation for one calendar year.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Joseph V. Amato (Managing Director and Chief Investment Officer (Equities) of NBM and President, Chief Executive Officer of NB LLC). Mr. Amato has managed the Fund since its inception in 2013.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See

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“Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Equity Securities. Equity securities may include common stock, preferred stocks, REITs, and convertible preferred stock.

Fixed Income Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly, and sometimes rapidly, in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact a market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Asset Allocation Risk. The asset classes in which the Fund seeks investment exposure can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among equity securities, debt securities and cash equivalent securities. If the Fund favors exposure to an asset class during a period when that asset class underperforms other asset classes, performance may suffer.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Sector Risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may be appropriately priced. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Other Investment Company Risk and Risks of Investing in the Underlying Fund. To the extent the Fund invests in other investment companies, including the Underlying Fund, its performance will be affected by the performance of those other investment companies. The Fund is subject to the same risks as the investment companies’ in which it invests, as well as to the investment companies’ expenses. The Fund is exposed to the investment companies’ expenses in direct proportion to the allocation of its assets to such investment companies, which could result in the duplication of certain fees, including the administration fees in the case of the Underlying Fund. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an investment company, as well as taxable gains from transactions in shares of the investment company by the Fund.

Neuberger Berman Management LLC is the investment manager for both the Fund and the funds in the Neuberger Berman fund family, including the Underlying Fund, and may be deemed to have a conflict of interest in determining the allocation of the Fund to the funds in the Neuberger Berman fund family. The Fund intends to invest in the Underlying Fund, which invests in fixed income securities and is subject to the following additional risk, in addition to other risks.

Interest Rate Risk. In general, the value of the Underlying Fund’s investments with interest rate risk, such as fixed income securities, will move in the direction opposite to movements in interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Underlying Fund’s sensitivity to interest rate risk will increase with any increase in the Underlying Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities. An increase in interest rates can impact other markets as well. For example, because many investors buy stocks with borrowed money, an increase in interest rates can cause a decline in those markets. Interest rates have been unusually low in recent years. Floating rate securities (including loans) can be less sensitive to interest rate changes. Variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Prepayment and Extension Risk. Due to a decline in interest rates or an excess in cash flow, borrowers may pay back principal before the market anticipates such payments. To the extent that the Underlying Fund invests in mortgage- or asset-backed securities, the Underlying Fund’s performance could be affected if unexpected interest rate trends cause these securities to be paid off earlier or later than expected, shortening or lengthening their duration. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. As a result, the Underlying Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the Underlying Fund’s potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Call Risk. Some debt securities in which the Underlying Fund may invest, referred to as “callable securities,” allow the issuer to repay them early. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early. Therefore, to the extent that the Underlying Fund holds callable securities and the issuers repay the obligations underlying the securities early, the Underlying Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make interest and/or principal payments on debt securities when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Entities providing credit or liquidity support also can be affected by these types of changes. In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of the Underlying Fund’s securities could affect the Underlying Fund’ s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.

U.S. Government Securities Risk. Although the Underlying Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Underlying Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In August 2011, Standard & Poor's (“S&P”) downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. In reaching its decision, S&P cited the delay by the U.S. government in raising the U.S. debt ceiling and the related fiscal policy debate. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch Ratings and Moody's Investors Service, Inc., which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings and will reassess their ratings over the course of the year. These developments, and the government's credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Underlying Fund.

When-Issued and Delayed-Delivery Securities Risk. When-issued and delayed-delivery securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Underlying Fund to purchase securities that will be issued at a later date. Because the Underlying Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Underlying Fund’s share value. The purchase of securities on a when-issued basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery securities can have a leverage-like effect on the Underlying Fund, which can increase fluctuations in the Underlying Fund’s share price. The Underlying Fund will segregate appropriate liquid securities having a market value at least equal to the amount of its purchase commitments. When-issued and delayed-delivery securities may cause the Underlying Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations.

When-issued and delayed-delivery securities also are subject to the risk that a counterparty may fail to complete the sale of the security. If this occurs, the Underlying Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To attempt to reduce this risk, the Underlying Fund will enter into transactions with established counterparties and the Underlying Fund's portfolio managers will monitor the creditworthiness of such counterparties.

If deemed advisable as a matter of investment strategy, the Underlying Fund may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Underlying Fund.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Underlying Fund is carrying them.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to conditions in foreign countries.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. These countries may also have less developed legal and accounting systems. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if the Fund’s Portfolio Manager invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Currency Risk. To the extent that the Fund invests in securities or other investments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. The Fund will not necessarily attempt to hedge against currency risk, even if suitable instruments appear to be available.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategy in pursuit of its objective and the Underlying Managers in pursuit of their objectives. To a significant extent, the Fund’s performance will depend on the Portfolio Manager’s success in implementing and managing the investment models that assist in allocating the Fund’s assets, as well as any investment models used by the Underlying Managers. Fund performance will also be affected by the fundamental analysis and inputs regarding equity and debt investments. The success of the Fund’s investment strategies is heavily dependent on the proprietary mathematical models used by the Portfolio Manager. The Portfolio Manager may employ models that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. In addition, the Fund’s performance may vary from the performance of the Underlying Managers due to factors such as transaction costs and timing differences associated with additions to and deletions from the Fund’s portfolio and each Underlying Manager’s portfolio.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Portfolio Manager will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, the values of many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

The Fund or Underlying Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent derivatives, such as options are used, the Fund will be subject to the additional risks associated with these practices.

For example, to the extent the Fund or Underlying Fund uses derivatives, it will be subject to the additional risks associated with these securities. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, or indexes. The use of derivatives – such as futures, forward foreign currency contracts, and swaps – involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Portfolio Manager(s). The use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create investment leverage and may be highly volatile, and the Fund or Underlying Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund or Underlying Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from expectations of the Fund or Underlying Fund may produce significant losses to the Fund or Underlying Fund. The use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Fund or Underlying Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. In addition, recent legislation calls for new regulation of the derivatives markets and could limit the ability of the Fund or Underlying Fund to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

If the Fund or Underlying Fund were to use certain derivatives to gain market exposure for excess cash holdings, it would increase its risk of loss. The Fund or Underlying Fund may use certain derivatives for hedging purposes and for investment purposes.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.

Management of the Fund

Investment Manager

Neuberger Berman Management LLC (the “Manager” or “NBM”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158, is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC (“NB LLC”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158, as sub-adviser to provide investment recommendations, research and related services. Together, the Neuberger Berman affiliates manage approximately $205 billion in total assets (as of 12/31/2012) and continue an asset management history that began in 1939.

The Fund pays the Manager a fee at the annual rate of 0.600% of the first $250 million, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% in excess of $4 billion of the Fund’s average daily net assets for investment management services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager fees at the annual rate of 0.26%, 0.26% and 0.15%, respectively, of the Fund's average daily net assets allocable to the class for administrative services provided to the class. A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund’s initial shareholder report.

The Manager has obtained “ manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.

Portfolio Manager

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Joseph V. Amato, is Chief Investment Officer (Equities) and Managing Director of NBM, and President and Chief Executive Officer of NB LLC. Mr. Amato has managed the Fund since its inception in 2013.

Financial Highlights

When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.

Your Investment

Shares of the Fund generally are available only through investment providers. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund are also available directly from Neuberger Berman Management LLC. See “ Maintaining Your Account” and “Grandfathered Investors”.

Choosing a Share Class

The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None
Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None
Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares — To open an account and purchase Class A and Class C shares of the Fund, contact any investment provider authorized to sell the Fund's shares. See “Investment Providers” if you are buying shares through an investment provider.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman Management LLC are under “Buying Shares.”

Purchase of Institutional Class shares — To open an account and purchase Institutional Class shares of the Fund, contact any investment provider authorized to sell the Fund's shares. See “Investment Providers” if you are buying shares through an investment provider.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the investment provider) by 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) through omnibus accounts by banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with Neuberger Berman Management LLC or an affiliate, purchasing shares on behalf of clients participating in fixed or asset-based fee programs, (iii) by institutional investors, if approved by Neuberger Berman Management LLC, or (iv) by accounts or funds managed by Neuberger Berman Management LLC or an affiliate (including the funds in the Neuberger Berman family of funds).

When you buy shares — Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when the Fund's transfer agent has received payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

If you use an investment provider, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements.

Purchase minimums — The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — To sell shares you bought through an investment provider, contact your investment provider. See “Investment Providers” if you are selling shares through an investment provider. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable contingent deferred sales charge. Redemption orders are deemed “accepted” when the Fund's transfer agent has received your order to sell.

If you use an investment provider, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund's shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only — If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

When you exchange Class A and Class C shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares — There are three things to remember when making an exchange:

■	both accounts must have the same registration
■	you will need to observe the minimum investment and minimum account balance requirements along with any other eligibility requirements for the fund accounts involved
■	because an exchange is treated as a sale of the exchanged shares for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment provider to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each investment provider’s account with the Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your investment provider may establish a minimum size for individual accounts. Neuberger Berman Management LLC can waive this $1 million minimum for investment providers in appropriate cases.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, contact that provider to buy or sell shares of the Fund described in this prospectus. Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares. In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and Class C pay the Fund's distributor, Neuberger Berman Management LLC, a fee at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use an investment provider, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Rollovers from Retirement Plans to IRAs

Assets from a retirement plan may be invested in Class A or Class C shares through an individual retirement account (“IRA”) rollover. Assets from a retirement plan invested in Class A shares through an IRA rollover will be subject to applicable sales charges and the terms and conditions generally applicable to Class A share investments described in this prospectus and in the Statement of Additional Information.

Internet Access

If you use an investment provider, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund's net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund's net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund's net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.

Equity securities (including securities issued by ETFs) held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations. Debt securities (other than short-term securities) held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short term securities held by the Fund may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Privileges and Services

If you purchase shares through an investment provider, consult your investment provider for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

Sales Charges

Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

■	investments in Class A shares made by endowments or foundations with $50 million or more in assets
■	investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information)
■
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund's plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See the Statement of Additional Information for more information.

Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers”. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund's plans of distribution.

Sales Charge Reductions and Waivers

To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information, from your investment provider or at http://www.nb.com.

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

■
trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

■	solely controlled business accounts
■	single-participant retirement plans.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of funds in the fund family you intend to make over a 13-month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” for more information.

Right of reinvestment — Please see “Maintaining Your Account — When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	IRA rollover from a fund in the fund family held in an employer sponsored retirement plan to Class A shares
■	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document

■
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

■
redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)

■	if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)
■	if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December). The Fund may make additional distributions, if necessary, to avoid income or excise taxes.

Unless you designate otherwise, your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates that are lower than the rates for ordinary income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for certain individual shareholders are subject to maximum federal income tax rates that are lower than the rates for ordinary income. Whether the Fund’s capital gain distributions are treated as long-term or short-term gain depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. For certain individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for maximum federal income tax rates that are lower than the rates for ordinary income.

Additional tax — Beginning in 2013 an individual shareholder’s distributions from the Fund and gains recognized from the redemption of Fund shares will be subject to a 3.8% federal tax to the extent the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property) is greater than the excess of his or her “modified adjusted gross income” over a specified threshold. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

If you use an investment provider, you must supply your signed taxpayer identification number form (generally Form W-9) to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as net income or as net capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares acquired after December 31, 2011 (collectively, “Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Distributions and Taxes” in the SAI for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any investment providers who have accounts with a fund or shareholders who invest through such investment providers.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

Retirement Plans and Accounts

We offer Grandfathered Investors a number of tax-advantaged plans and accounts for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts.

Buying Shares – Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or
certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions

Selling Shares – Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days
Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings and are generally posted 15-30 days after each month-end.

The Fund's complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.

NEUBERGER BERMAN ALTERNATIVE FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Manager about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington.
Call 202-551-8090 for information about the operation of the Public Reference Room.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

SEC File Number: 811-21715
N0096 05/13